UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 2, 2014

Seven Seas Cruises S. DE R.L.

(Exact Name of Registrant as Specified in Its Charter)

Republic of Panama	333-178244	75-3262685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8300 NW 33rd Street, Suite 100

Miami, FL 33122

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 514-2300

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Seven Seas Cruises S. de R.L. (the “Company”) is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibits 99.1 and 99.2 (the “Disclosure Material”), which information is incorporated by reference herein. The Disclosure Material, which has not been previously reported, was provided on September 2, 2014 in connection with the proposed Merger (as defined below) described in Item 8.01.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01 Other Events

On September 2, 2014, Prestige Cruise International, Inc., a corporation organized under the Laws of the Republic of Panama and the indirect parent of the Company (“Prestige”), entered into an agreement and plan of merger with Norwegian Cruise Line Holdings Ltd., an exempted company incorporated in Bermuda (“Norwegian”), Portland Merger Sub, Inc., a corporation organized under the Laws of the Republic of Panama and a wholly owned, indirect subsidiary of Norwegian (the “Merger Sub”), and Apollo Management, L.P., pursuant to which, among other things, Merger Sub will be merged with and into Prestige (the “Merger”). Prestige will survive the Merger as a wholly owned subsidiary of Norwegian, for total transaction consideration payable in cash and ordinary shares of Norwegian, par value $0.001 per share (“Norwegian Ordinary Shares”), of $3.025 billion, including the assumption of debt. In addition, a contingent cash consideration of up to $50 million would be payable to Prestige shareholders upon the achievement of certain performance metrics in 2015.

A transaction committee comprised of Norwegian’s independent directors as well as directors representing Genting Hong Kong Limited (“Genting”) and certain funds affiliated with TPG Capital (“TPG”) unanimously approved the transaction for Norwegian. Genting and TPG, each of whose consent was required pursuant to Norwegian’s existing shareholders’ agreement, have consented to the transaction. Norwegian expects to finance the acquisition with existing cash, new and existing debt facilities and the issuance of approximately 20.3 million Norwegian Ordinary Shares (which issuance is subject to the approval of the holders of a majority of Norwegian Ordinary Shares). The transaction is subject to the approval of Norwegian’s shareholders in addition to regulatory approvals and other customary closing conditions, and is expected to close in the fourth quarter of 2014.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Investor Presentation.

99.2	Press release issued by Norwegian Cruise Line Holdings Ltd. and Prestige Cruises International, Inc. on September 2, 2014 regarding the proposed merger.

Forward-Looking Statements

Statements herein regarding the proposed transaction among Norwegian and Prestige, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about future expectations and the intent of any parties about future actions constitute “forward-looking statements” as defined in the federal securities laws. Forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions. Such statements are based upon current beliefs, expectations and assumptions and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, among other things, risks relating to the expected timing, consummation, and financial benefits of the merger. Norwegian and Prestige believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to Norwegian and Prestige or persons acting on Norwegian’s or Prestige’s behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and Norwegian and Prestige undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless required by law. Past financial or operating performance is not necessarily a reliable indicator of future performance and you should not use our historical performance to anticipate results or future period trends.

For more information concerning factors that could cause actual results to differ materially from those conveyed in the forward-looking statements, please refer to the “Risk Factors” section of the Annual Reports on Form 10-K filed by each of Norwegian Cruise Line Holdings Ltd. (“NCLH”), NCL Corporation Ltd. (“NCLC”) and the Company with the SEC and subsequent filings by NCLH, NCLC and the Company. You should not place undue reliance on forward-looking statements as a prediction of actual results. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN SEAS CRUISES S. DE R.L.

	By:	/s/ Jason M. Montague
Date: September 2, 2014		Jason M. Montague, Executive Vice President and Chief Financial Officer

EXHIBITS

Exhibit No.	Description

99.1	Investor Presentation.

99.2	Press release issued by Norwegian Cruise Line Holdings Ltd. and Prestige Cruises International, Inc. on September 2, 2014 regarding the proposed merger.

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